UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 9)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2003

SOHU.COM INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30961	98-0204667
(State or other jurisdiction Of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Jianguomen Nei Avenue

Bright China Chang An Building

Tower 2, Room 1519

Beijing 100005

People’s Republic of China

(011) 8610-6510-2160

(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)

Items 7(a) and 7(b) of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 5, 2003, as amended by Amendment No. 1 filed with the SEC on December 23, 2003, Amendment No. 2 filed with the SEC on February 6, 2004, Amendment No. 3 filed with the SEC on February 9, 2004, Amendment No. 4 filed with the SEC on March 2, 2004, Amendment No. 5 filed with the SEC on March 15, 2004, Amendment No. 6 filed with the SEC on March 15, 2004, Amendment No. 7 filed with the SEC on April 22, 2004 and Amendment 8 filed with the SEC on April 22, 2004 is hereby amended and restated in their entirety as follows:

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Pursuant to Item 7(a), in connection with the Focus Acquisition, below is a statement of direct revenues and direct expenses for the nine month period ended September 30, 2003 for the focus.cn Web site property.

The Registrant is unable to file with this 8-K/A an audited statement of assets sold at September 30, 2003 in connection with the Focus Acquisition because the Focus Seller did not maintain the necessary documentation to support the historical cost of the separate fixed assets sold. The Registrant believes that the absence of an audited statement of assets sold will have no effect on an investor’s ability to adequately evaluate the Registrant’s acquisition of the focus.cn Web site property because (1) the total value of tangible fixed assets sold at September 30, 2003, based on Asia B2B Online Inc.’s records, was $107,000, which is less than 1% of the total Focus Acquisition purchase price of $16 million, and is therefore immaterial (at September 30, 2003 and prior to the Focus Acquisition, the Focus Seller had no recorded value for intangible assets of the focus.cn Web site), and (2) the basis of the Registrant’s valuation of the Focus Web site in connection with the Focus Acquisition was not these fixed assets but rather the user base of the focus.cn Web site and the Registrant’s belief as to the future earnings potential of the Web site.

Report of Independent Auditors

To Board of Directors of Sohu.com Inc.:

In our opinion, the accompanying statement of direct revenues and direct expenses presents fairly, in all material respects, the excess of direct revenues over direct expenses and other data shown therein of Focus Website, a Web site owned by Asia B2B Online Inc. (the “Company”), for the nine months ended September 30, 2003 in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Company’s management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this statement in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the statement of direct revenues and direct expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of direct revenues and direct expenses assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of direct revenues and direct expenses. We believe that our audit of the statement of direct revenues and direct expenses provides a reasonable basis for our opinion.

This financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. This financial statement presents the direct revenues and direct expenses of Focus Website as described in Note (2) and is not intended to be a complete presentation of the Focus Website’s results of operations.

/s/	PricewaterhouseCoopers Zhong Tian CPAs Limited Company
PricewaterhouseCoopers	Zhong Tian CPAs Limited Company
Beijing,	China
January	19, 2004

FOCUS WEB SITE (A WEB SITE PROPERTY OF ASIA B2B ONLINE INC.)

STATEMENT OF DIRECT REVENUES AND DIRECT EXPENSES

(Amounts in thousands of US dollars)

For nine months ended September 30, 2003
Revenues	$1,323
Direct operating expenses:
Cost of revenues	155
Product development	79
Sales and marketing	316
General and administrative	74

624

Excess of direct revenues over direct expenses	$699

The accompanying notes are an integral part of this statement.

FOCUS WEB SITE (A WEB SITE PROPERTY OF ASIA B2B ONLINE INC.)

NOTES TO STATEMENT OF DIRECT REVENUES AND DIRECT EXPENSES

(1) The Agreement

On November 25, 2003, Sohu.com Inc., through Sohu.com Limited, completed the acquisition (the “Focus Acquisition”) of all of the outstanding capital stock of All Honest International Limited (“All Honest”), a company incorporated in the British Virgin Islands as a wholly-owned subsidiary of Asia B2B Online Inc. (the “Focus Seller”), pursuant to a stock purchase agreement dated as of November 18, 2003 between Sohu.com Limited and the Focus Seller (the “Focus Purchase Agreement”). All Honest was established by the Focus Seller in October 2003, for purposes of the Focus Acquisition. Also in October 2003, the Focus Seller transferred to All Honest the assets (fixed assets, intangible assets including software licenses, domain name, user base and employees) directly associated with Focus.cn (the “Focus Web site”), which is a Web site providing information about real estate in Beijing and Shanghai.

The maximum total purchase price for the Focus Acquisition was approximately $16 million. This price consisted of (i) $11,988,862 in cash, of which: (1) $10,682,862 was paid at the closing under the Focus Purchase Agreement, (2) $1,000,000 was transferred to an escrow account subject to post-closing contingencies and was released to the Focus Seller 30 days after the Focus Closing, and (3) $306,000 will be paid in 2004; (ii) 91,549 shares of the common stock of Sohu.com Inc. valued at their market price, totaling approximately $3,200,000 around the dates of November 18, 2003, the commitment date, and November 19, 2003, the date the transaction was publicly announced, of which (1) 65,852, shares were transferred at closing and (2) 25,697 shares will be transferred in 2004; and (iii) the remaining amount, if any, will be determined based upon revenues contributed from the Focus Web site for the year ended December 31, 2004, up to a maximum of $811,000 in cash.

(2) Basis of Presentation

The statement of direct revenues and direct expenses has been prepared in accordance with generally accepted accounting principles in the United States of America and in connection with the carve out of the Focus Web site as described below.

Carve out

The statement have been prepared on a carve out basis in order to represent direct revenues and direct expenses, which have been derived from the historical accounting records of Asia B2B Online Inc. and subsidiaries and reflect significant assumptions and allocations.

Asia B2B Online Inc. is a Cayman Island Company and was the ultimate holding company of the Focus Web site. The Focus Web site is a Web site which provides information about real estate in Beijing and Shanghai. In October 2003, Asia B2B Online Inc. formed All Honest as its wholly-owned subsidiary and, in connection with the acquisition of the Focus Web site by Sohu.com Inc., transferred the assets (fixed assets, intangible assets including software licenses, domain name, user base and employees) associated with the Focus Web site to All Honest.

Asia B2B Online Inc. did not account for the Focus Web site as a separate entity. Accordingly, the information included in the accompanying statement of direct revenues and direct expenses has been obtained from Asia B2B Online Inc.’s and subsidiaries’ consolidated financial records. The statement of direct revenues and direct expenses includes certain allocations as discussed in note 3 (b) and (d) below.

Asia B2B Online Inc.’s management believes that the allocations are reasonable; however, these allocated expenses are not necessarily indicative of costs that would have been incurred by the Focus Web site on a stand-alone basis. Corporate expenses of Asia B2B Online Inc. and other expenses, such as executive compensation, central management systems, strategy and general corporate expenses, have not been allocated to the Focus Web site, as they are not directly attributable or are not specifically identifiable to the Focus Web site, and therefore are not included in the accompanying statements. Income tax, depreciation, and interest expense have not been included in the accompanying statements of direct revenues and direct expenses, as these expenses are not specifically identifiable to the Focus Web site.

Transaction systems (e.g. payroll, employee benefits, accounts receivable, accounts payable, fixed assets) used to record and account for cash transactions were not designed to track assets/liabilities and receipts/payments on a specific division basis. The Focus Web site tangible assets that were sold consisted of 37 servers and 51 personal computers. The financial records and documents supporting the historical cost of these fixed assets were combined with fixed assets not attributable to the Focus Web site. Because of these constraints, statements of financial position and cash flows have not been prepared.

(3) Summary of Significant Accounting Policies

(a) Foreign currency translation

Foreign currency transactions are translated at the applicable rates of exchange in effect at the transaction dates. Foreign currency transaction gains and losses were not material for the nine months ended September 30, 2003.

Asia B2B Online Inc.’s functional and reporting currency is the U.S. dollar. The functional currency of the Focus Web site is the Renminbi (“RMB”). Sales and purchase and other expense transactions are generally denominated in RMB. Accordingly, direct revenues and direct expenses are translated at the average exchange rates in effect during the reporting period.

(b) Revenue Recognition

The revenues within the Focus Seller that relate directly to the Focus Web site are the Focus Sellers’ online advertising revenues. No other revenues have been allocated to the Focus Web site. The advertising revenues are derived principally from standard contracts, substantially all of which are one year or less in duration. Such contracts establish the fixed price and advertising services to be provided. Pursuant to advertising contracts, the Focus Web site provides advertisement placements on various Web site channels and in different formats, including, but not limited to, banners, links, logos, and buttons. There are no guarantees of a minimum number of impressions or times that an advertisement appears in pages viewed by users. Revenue is recognized ratably over the period the advertising is provided and, as such, the Focus Web site considers the services to have been delivered.

The five largest customers accounted for approximately 15% of the Focus Web site revenues for the nine months ended September 30, 2003.

(c) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying disclosures. Actual results could differ from these estimates. Also, as discussed in note (2), these financial statements include allocations and estimates that are not necessarily indicative of the costs and expenses that would have resulted if the Focus Web site had been operated as a separate entity, or of the future results of the Focus Web site.

(d) Operating Expenses

Certain operating expenses, mainly payroll and bandwidth, are specifically identifiable, and others, mainly office rent expense and administrative expenses, are allocated to the Focus Web site based on management’s estimate. Office rent expense is allocated based on headcount and administrative expenses are allocated based on management’s estimate of the portion of time spent by the administrative employees on Focus Web site related tasks. Operating expenses consisted of the following four categories:

(i) Cost of revenues

Cost of revenues mainly includes payroll for content department employees, traveling and entertainment, bandwidth leasing charge, and rent. Cost of revenues for the nine months ended September 30, 2003 includes $24,000 of allocated expenses.

(ii) Product development expenses

Product development expenses mainly include payroll for product development department and rent. Product development expenses for the nine months ended September 30, 2003 include $11,000 of allocated expenses.

(iii) Sales and marketing expenses

Sales and marketing expenses mainly include payroll for sales and marketing department employees advertising and promotion and rent. Sales and marketing expenses for the nine months ended September 30, 2003 include $34,000 of allocated expenses.

(iv) General and administrative expenses

General and administrative expenses mainly include payroll for general and administrative department employees and rent. General and administrative expenses for the nine months ended September 30, 2003 include $51,000 of allocated expenses.

Pursuant to Item 7(a), in connection with the 17173 acquisition, below is a statement of assets to be sold as of September 30, 2003 and a statement of direct revenues and direct expenses for the nine month period then ended for the 17173.com Web site property.

Report of Independent Auditors

To Board of Directors of Sohu.com Inc.:

We have audited the accompanying statement of assets sold of 17173.com Website, a website owned by Netdragon Websoft Inc. (the “Company”), as of September 30, 2003 and the related statement of direct revenues and direct expenses for the nine months ended September 30, 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying financial statements present the assets sold and direct revenues and direct expenses of 17173.com Website as described in note 2 and are not intended to be a complete presentation of the 17173.com Website’s results of operations.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets sold of 17173.com Website as of September 30, 2003, and the excess of direct revenues over direct expenses for the nine months ended September 30, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ Grant Thornton
Grant Thornton
Hong Kong
February 5, 2004

17173.COM WEBSITE (A DIVISION OF NETDRAGON WEBSOFT INC.)

STATEMENT OF ASSETS SOLD

(Amounts in thousands of US dollars)

September 30, 2003
ASSETS
Fixed assets, net of accumulated depreciation of $26	111

Net assets sold	$111

The accompanying notes are an integral part of this financial statement.

17173.COM WEB SITE (A DIVISION OF NETDRAGON WEBSOFT INC.)

STATEMENT OF DIRECT REVENUES AND DIRECT EXPENSES

(Amounts in thousands of US dollars)

For the nine months ended September 30, 2003
Revenues	$1,197
Direct Expenses
Cost of revenues	153
Product development	42
Sales and marketing	109
General and administrative	31

(335)

Excess of direct revenues over direct expenses	$862

The accompanying notes are an integral part of this financial statement.

17173.COM WEB SITE (A DIVISION OF NETDRAGON WEBSOFT INC.)

NOTES TO STATEMENT OF ASSETS SOLD AND STATEMENT OF DIRECT REVENUES AND

DIRECT EXPENSES

(1) The Agreement

On November 24, 2003, Sohu.com Inc., through Sohu.com Limited, its wholly-owned subsidiary, completed the acquisition (the “17173 Acquisition”) of all of the outstanding capital stock of Kylie Enterprises Limited (the “17173.com Web site”), a company incorporated in the British Virgin Islands as a wholly-owned subsidiary of Netdragon Websoft Inc. (“Netdragon”), pursuant to a stock purchase agreement dated as of November 14, 2003 between Sohu.com Limited and Netdragon. The 17173 Web site is the owner of assets associated with 17173.com, which is a Web site providing information about multiplayer online games in the People’s Republic of China. The purchase price for the capital stock of the 17173 Target consisted of $20,500,000 in cash.

(2)	Basis of Presentation / Carve Out

The statement of assets sold and the statement of direct revenues and direct expenses have been prepared in accordance with generally accepted accounting principles in the United States of America and in connection with the carve out of the 17173.com Web site.

The statements have been prepared on a carve out basis in order to represent assets sold and direct revenues and direct expenses, which have been derived from the historical accounting records of Netdragon and subsidiaries and reflect significant assumptions and allocations.

Netdragon is a company organized under the British Virgin Islands and was the ultimate holding company of the 17173.com Web site. In October 2003, Netdragon formed Kylie Enterprises Limited as its wholly owned subsidiary and, in connection with the acquisition of the 17173.com Web site by Sohu.com Inc., transferred the assets associated with the 17173.com Web site to Kylie Enterprises Limited.

Netdragon did not account for the 17173.com Web site as a separate entity. Accordingly, the information included in the accompanying financial statements has been obtained from Netdragon and subsidiaries financial records. The statements of assets sold and direct revenues and direct expenses include certain allocations as discussed in note 3 (b) and (f) below.

Management believes that the allocations are reasonable; however, these allocated expenses are not necessarily indicative of costs that would have been incurred by the 17173.com Web site on a stand-alone basis. Corporate expenses of Netdragon and other expenses such as executive compensation, central management systems, strategy and general corporate expenses, have not been allocated to the 17173.com Web site as they are not directly attributable or specifically identifiable to the 17173.com Web site, and therefore are not included in the accompanying statements.

Transaction systems (e.g. payroll, employee benefits, accounts receivable, accounts payable) used to record and account for cash transactions were not designed to track assets/ liabilities and receipts/ payments on a specific division basis. Given these constraints, and the fact that only certain assets of the 17173.com Web site were sold, statements of financial position and cash flows have not been prepared.

(3) Summary of Significant Accounting Policies

(a) Foreign currency translation

Foreign currency transactions are translated at the applicable rates of exchange in effect at the transaction dates. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the applicable rates of exchange in effect at that date. Foreign currency transaction gains and losses were not material for any period presented.

Netdragon’s functional and reporting currency is the U.S. dollar. The functional currency of the 17173.com Web site is the Renminbi (“RMB”). Sales and purchase and other expense transactions are generally denominated in RMB. Assets and liabilities are translated at the current exchange rate in effect at the balance sheet date, and revenues and expenses are translated at the average exchange rates in effect during the reporting period.

(b) Revenue Recognition

Advertising revenues are derived principally from standard contracts, substantially all of which are one year or less in duration. Such contracts establish the fixed price and advertising services to be provided. Pursuant to advertising contracts, the 17173.com Web site provides advertisement placements on various Web site channels and in different formats, including but not limited to banners, links, logos, buttons, and content integration. Revenue is recognized ratably over the period the advertising is provided and, as such, the 17173.com Web site considers the services to have been delivered. Based upon the 17173.com Web site’s credit assessments of its customers prior to entering into contracts, the 17173.com Web site determines if collectibility is reasonably assured. In situations where collectibility is not deemed to be reasonably assured, the 17173.com Web site recognizes revenue upon payment from the customer. Specific allowances are provided against accounts receivable where collection becomes uncertain, generally when receivables remain outstanding over 180 days.

The five largest customers accounted for approximately 37% of the 17173.com Web site revenues for the nine months ended September 30, 2003. No one customer accounted for greater than 10% of revenues for the nine months ended September 30, 2003.

(c) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying disclosures. Actual results could differ from these estimates. Also, as discussed in note 2, these financial statements include allocations and estimates that are not necessarily indicative of the costs and expenses that would have resulted if the 17173.com Web site had been operated as a separate entity, or of the future results of the 17173.com Web site.

(d) Fixed Assets and Depreciation

Fixed assets, comprising computer hardware and office equipment, are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method, with no residual value over the estimated useful lives of the assets, generally four to five years.

(e) Impairment

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.

(f) Direct Expenses

Certain direct expenses, mainly payroll and bandwidth, are specifically identifiable, and others, mainly office rent expenses and administrative expenses, are allocated to the 17173.com Web site based on management’s estimate. Office rent expense is allocated based on headcount and administrative expenses are allocated based on management’s estimate of the portion of time spent by the administrative employees on 17173.com Web site related tasks. The direct expenses consist of the following four categories:

(i) Cost of revenues

Cost of revenues mainly includes payroll for content department employees, bandwidth leasing charge, and depreciation expenses. Cost of revenues for the nine months ended September 30, 2003 includes $20,000 of allocated expenses.

(ii) Product development expenses

Product development expenses mainly include payroll for product development department and maintenance of the Web site. Product development expenses for the nine months ended September 30, 2003 include $5,000 of allocated expenses.

(iii) Sales and marketing expenses

Sales and marketing expenses mainly include payroll for sales and marketing department employees and office supplies. Sales and marketing expenses for the nine months ended September 30, 2003 include $15,000 of allocated expenses.

(iv) General and administrative expenses

General and administrative expenses mainly include payroll for general and administrative department employees, provision for bad debts and professional fees. General and administrative expenses for the nine months ended September 30, 2003 include $1,000 of allocated expenses.

(b) Pro Forma Financial Information.

The following unaudited pro forma combined balance sheet as of September 30, 2003 and unaudited pro forma combined statement of operations for the nine months ended September 30, 2003 give effect to the Focus Acquisition and the 17173 Acquisition. The unaudited pro forma combined financial information is derived from the Registrant’s unaudited condensed consolidated financial statements as of and for the nine months ended September 30, 2003 included in the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003, and from the statement of direct revenues and direct expenses of the Focus.cn Web site and the 17173.com Web site included under Item 7(a) of this Form 8K/A.

The unaudited pro forma combined balance sheet presents adjustments to Sohu’s balance sheet as of September 30, 2003 as if the Focus Acquisition and the 17173 Acquisition had occurred on that date and the unaudited pro forma combined statement of operations for the nine months ended September 30, 2003 presents adjustments to Sohu’s unaudited condensed consolidated statements of operations for the nine months ended September 30, 2003 as if the Focus Acquisition and the 17173 Acquisition had occurred on January 1, 2003.

The unaudited pro forma combined financial information is presented for illustrative purposes only and may not be indicative of the results that would have been obtained had the transaction actually occurred on the dates assumed, nor is it necessarily indicative of the future consolidated results of operations.

SOHU.COM, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2003

(Amounts in thousands of US dollars)

	September 30, 2003
	Sohu	Pro Forma Adjustments		Pro Forma, as Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$117,255	$(32,183)		$85,072
Accounts receivable, net	11,814			11,814
Assets held for disposal	2,331			2,331
Prepaid and other current assets	2,945			2,945
Current portion of long-term investments in marketable debt securities	14,898			14,898

Total current assets	149,243			117,060
Long-term investments in marketable debt securities	29,402			29,402
Fixed assets, net	5,574	218	A, G	5,792
Intangible assets, net	—	4,272	A, G	4,272
Goodwill	—	31,529	A, B, G, H	31,529
Other assets, net	3,560			3,560

	$187,779	$3,836		$191,615

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$855	$—		855
Accrued liabilities	19,012	1,535	B, E, H	20,547

Total current liabilities	19,867			21,402

Zero coupon convertible senior notes	90,000			90,000

Shareholders’ equity:
Common stock	36			36
Treasury stock	(2,003)			(2,003)
Additional paid-in capital	137,852	2,301	D	140,153
Deferred compensation	(20)			(20)
Accumulated other comprehensive income	446			446
Accumulated deficit	(58,399)			(58,399)

Total shareholders’ equity	77,912			80,213

	$187,779	$3,836		$191,615

SOHU.COM, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003

(Amounts in thousands of US dollars, except per share data)

	Nine Months Ended September 30, 2003
	Sohu	Focus Website	17173.com Website	Pro Forma Adjustments		Pro Forma, as Adjusted
Revenues	$55,840	$1,323	$1,197			$58,360
Cost of revenues	18,428	155	153			18,736

Gross profit	37,412	1,168	1,044			39,624

Operating expenses:
Product development	5,642	79	42			5,763
Sales and marketing	7,366	316	109			7,791
General and administrative	3,575	74	31			3,680
Amortization of intangibles	—	—	—	510	F, J	510

Total operating expenses	16,583	469	182			17,744

Operating profit	20,829	699	862			21,880

Other expense	(743)	—	—			(743)
Interest income	1,202	—	—			1,202

Net income before taxes	21,288	699	862			22,339

Income tax expense	6,500	—	—			6,500

Net income	14,788	699	862			15,839

Basic net income per share	$0.42					$0.45

Shares used in computing basic net income per share	35,289			66	D	35,355

Diluted net income per share	$0.38					$0.40

Shares used in computing diluted net income per share	39,728			66	D	39,794

1. Pro Forma Adjustments and Assumptions

On November 25, 2003, Sohu.com Inc., through Sohu.com Limited, completed the acquisition (the “Focus Acquisition”) of all of the outstanding capital stock of All Honest International Limited (“All Honest”), a company incorporated in the British Virgin Islands as a wholly-owned subsidiary of Asia B2B Online Inc. (the “Focus Seller”), pursuant to a stock purchase agreement dated as of November 18, 2003 between Sohu.com Limited and the Focus Seller (the “Focus Purchase Agreement”). All Honest was established by the Focus Seller in October 2003, for purposes of the Focus Acquisition. Also in October 2003, the Focus Seller transferred to all Honest the assets directly associated with Focus.cn (the “Focus Web site”), which is a Web site providing information about real estate in Beijing and Shanghai.

The maximum total purchase price for the Focus Acquisition was approximately $16 million. This price consisted of (i) $11,988,862 in cash, of which: (1) $10,682,862 was paid at the closing under the Focus Purchase Agreement, (2) $1,000,000 was transferred to an escrow account subject to post-closing contingencies and was released to the Focus Seller 30 days after the Focus Closing, and (3) $306,000 will be paid in 2004; (ii) 91,549 shares of the common stock of Sohu.com Inc. valued at their market price, totaling approximately $3,200,000 around the dates of November 18, 2003, the commitment date, and November 19, 2003, the date the transaction was publicly announced, of which: (1) 65,852 shares were transferred at closing and (2) 25,697 shares will be transferred in 2004; and (iii) the remaining amount, if any, will be determined based upon revenues contributed from the Focus Web site for the year ended December 31, 2004, up to a maximum of $811,000 in cash.

On November 24, 2003, Sohu.com Inc., through Sohu.com Limited, its wholly-owned subsidiary, completed the acquisition (the “17173 Acquisition”) of all of the outstanding capital stock of Kylie Enterprises Limited (the “17173.com Web site”), a company incorporated in the British Virgin Islands as a wholly-owned subsidiary of Netdragon Websoft Inc (“Netdragon”), pursuant to a stock purchase agreement dated as of November 14, 2003 between Sohu.com Limited and Netdragon. The 17173 Web site is the owner of assets associated with 17173.com, which is a Web site providing information about multiplayer online games in the People’s Republic of China. The purchase price for the capital stock of the 17173 Target consisted of $20,500,000 in cash.

The acquisition has been accounted for as a purchase business combination and, accordingly, the purchase price has been allocated to the tangible and identifiable intangible assets acquired on the basis of their estimated fair values on the acquisition date.

The following adjustments have been reflected in the unaudited pro forma combined financial statements:

Focus Acquisition

(A) To allocate the purchase price to the fair value of the acquired assets of the Focus Web site as of September 30, 2003. Assuming the transaction had occurred on September 30, 2003, the allocation would have been as follows (in thousands):

Fixed assets	$107
Identifiable intangible assets	1,582
Goodwill	13,500

Total	$15,189

As any additional payment of up to a maximum of $811,000 for the acquisition of the Focus Web site is contingent upon revenues contributed from the Focus Web site for the year ended December 31, 2004, this amount has not been included in the allocation of the purchase price. Once the actual consideration is determinable and no longer contingent, the amount payable, if any, will be recorded as additional goodwill.

(B) To record the accrual of estimated costs resulting from the Focus Acquisition. It is anticipated that Sohu will incur charges related to the acquisition of Focus Web site currently estimated to be $170,000. These charges include direct transaction costs, primarily for financial advisory and legal fees. The estimated charge is reflected in the unaudited pro forma combined balance sheet and it is recorded as part of goodwill. Actual amounts ultimately incurred could differ from estimated amounts due to the actual time incurred by professional advisors, including attorneys and accountants.

(C) To record the payment of $11,682,862 in cash.

(D) To record the issuance of 65,852 shares of common stock of Sohu.com Inc., which were valued at their market price, totaling approximately $2,301,000, around the dates of November 18, 2003, the commitment date, and November 19, 2003, the date the transaction was publicly announced.

(E) To record as accrued liabilities $306,000 in cash and 25,697 shares of common stock of Sohu.com Inc. which were valued at their market price, totaling approximately $899,000, around the dates of November 18, 2003, the commitment date, and November 19, 2003, the date the transaction was publicly announced.

(F) To record amortization expense of identifiable intangible assets of $104,000 for the nine months ended September 30, 2003, as if the Focus Acquisition had occurred on January 1, 2003. The identifiable intangible assets of $1,582,000, consisting of domain name and advertiser relationship are recognized and amortized over their estimated useful life of as follows:

	Amount (in thousands)	Weighted average life (years)
Domain name	$1,459	15
Advertising relationships	123	3
Total	$1,582	14

The amortization expense is estimated to be $138,000, $138,000, $97,000, $97,000, and $97,000 during the years ending December 31, 2004, 2005, 2006, 2007 and 2008, respectively.

17173 Acquisition

(G) To allocate the purchase price to the fair value of the acquired assets of the 17173.com Web site as of September 30, 2003. Assuming the transaction had occurred on September 30, 2003, the allocation would have been as follows (in thousands):

Fixed assets	$111
Identifiable intangible assets	2,690
Goodwill	17,699

Total	$20,500

(H) To record the accrual of estimated costs resulting from the 17173 Acquisition. It is anticipated that Sohu will incur charges related to the acquisition of 17173.com Web site currently estimated to be $160,000. These charges include direct transaction costs, primarily for financial advisory and legal fees. The estimated charge is reflected in the unaudited pro forma combined balance sheet and it is recorded as part of goodwill. Actual amounts ultimately incurred could differ from estimated amounts due to the actual time incurred by professional advisors, including attorneys and accountants.

(I) To record the payment of $20,500,000 in cash.

(J) To record amortization expense of identifiable intangible assets of $406,000 for the nine months ended September 30, 2003, as if the 17173 Acquisition had occurred on January 1, 2003. The identifiable intangible assets of $2,690,000, consisting of domain name, advertiser relationship, existing advertising contract and software are recognized and amortized over their estimated useful life as follows:

	Amount (in thousands)	Weighted average life (years)
Domain name	$1,332	15
Seller advertising contract	933	3
Advertising relationships	375	3
Software	50	3

Total	$2,690	8.94

The amortization expense is estimated to be $542,000, $542,000, $542,000, $89,000 and $89,000 during the years ending December 31, 2004, 2005, 2006, 2007 and 2008, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOHU.COM INC.

Date: June 23, 2004	By:	/s/ Charles Zhang
Charles Zhang
Chief Executive Officer